Number of Operating Retail Properties Total Owned Retail GLA (SF) Operating Retail Portfolio Percent Leased Annualized Base Rent (ABR) Per SF % of ABR from assets with a grocery component Equity Market Cap1 Enterprise Value1 Net Debt to EBITDA Fitch / Moody’s / S&P Ratings Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been or will be furnished or filed with the Securities and Exchange Commission for the period ending December 31, 2021. 1. As of 02/08/2022. • Top 5 open-air shopping center REIT primarily focused in warmer & cheaper markets with select strategic gateway presence - 63% of ABR in warmer & cheaper markets - 23% of ABR in strategic gateway markets • High-quality open-air portfolio, predominantly necessity-based, grocery-anchored neighborhood and community centers along with vibrant mixed-use assets - 58% of ABR from community and neighborhood centers • Strong balance sheet with over $1 billion of available liquidity • Experienced, disciplined team focused on operational excellence and value creation

• – Same-Property NOI growth of 2.0% – Bad debt of 1.5% of total revenues – Any transaction activity expected to be earnings neutral NAREIT FFO1 FFO, as adjusted % Accretion over Consensus 2022 FFO2 (pre-merger) % Accretion over 2020 FFO 1. Please see page 40 for reconciliation to GAAP metrics. 2. Consensus per FactSet as of 07/16/2021.

NAREIT FFO / FFO, as adjusted NAREIT FFO impacted by $0.4M from 2020 Collection Impact, offset by $76.6M of merger and acquisition costs Same Property NOI Increased 2020 related rent collections drove outsized SSNOI growth Total Leasing Volume Strong leasing volume continues Anchor / Shop Leased % Leased percentages increased sequentially by 110 bps and decreased 40 bps, respectively Leased-to-Occupied Spread Spread represents $33M of NOI, of which ~82% will come online in 2022 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21Q1 2022 Q2 2022 Q3 2022 Q4 2022 2023

1. Excludes in-place NOI and NOI related to tenants that have signed leases but have not commenced rent as of 12/31/2021. 2. Assumes leasing up anchors to 98% and shops to 92.5% as of 4Q21 plus previous tenant recoveries. 3. Based on external estimates and completed entitlements. •

Total enterprise value results in $8.0B company Entry into strategic markets and bolstered presence in existing markets Immediately accretive to earnings / share plus reduced cost of capital Near-term organic growth through lease-up and select development opportunities Lower leverage with limited near-term maturities

KIM REG FRT BRX KRG PECO SITC AKR ROIC AAT UE RPT Note: Market data as of February 8, 2022. Source of peer data is FactSet. TOP 5 SHOPPING CENTER REITs

$29.69 $23.18 $19.36 $19.12 $15.42 FRT REG KRG KIM BRX Note: Comparison to only top 5 shopping center REITs by total enterprise value. Source of all company data is from supplemental disclosures from 4Q 2021. 1. SuperZip definition per Green Street Advisors and identifies ZIP codes in the U.S. that score in the 95th percentile in terms of per capita income and college graduation rates. 2. Based on ABR with the exception of FRT, which is based on GLA. 3. Based on ABR with the exception of FRT, which is based on GLA. KIM ABR includes 85% of portfolio based on information listed in 4Q 2021 supplemental disclosure. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX, UT and VA. 4. Based on ABR with the exception of FRT, which is based on GLA. KIM ABR includes 85% of portfolio based on information listed in 4Q 2021 supplemental disclosure. Sun Belt states include AL, AZ, CA, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX, UT and VA. 80% 80% 75% 71% 70% REG KIM FRT KRG BRX 5.1x 6.0x 6.5x 6.5x 6.6x REG KRG BRX FRT KIM 34% 26% 25% 16% 11% FRT KRG REG KIM BRX 63% 46% 45% 45% 21% KRG KIM BRX REG FRT 71% 66% 65% 56% 47% REG KRG KIM BRX FRT

⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ ⚫ 1432305_1.wor Las Vegas – 4% Dallas / Fort Worth – 16% Houston – 4% Naples – 2% Miami / Fort Lauderdale – 3% Charlotte – 2% Raleigh / Durham – 3% 1. Warmer and Cheaper states include AL, AZ, CO, FL, GA, KY, LA, NC, NM, NV, OK, SC, TN, TX, UT and VA. Orlando / Daytona – 2% Texas Florida New York Maryland North Carolina Washington, DC / Baltimore – 10% New York – 8% Atlanta – 4% Phoenix – 2% Seattle – 5% Warmer and Cheaper Markets1 Strategic Gateway Markets (DC, Seattle and NYC)

Note: 3-Mile demographic stats are weighted by 4Q 2021 ABR and sourced from PopStats. Remaining 3% of portfolio are unanchored or single-tenant assets. • • • • • Average Population: 102,165 Average Household Income: $114,442 ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component % ABR % Grocery Component %

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Cash Lease Spread on Past 3 New Deals 3 Mile Population 3 Mile Avg. HHI

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Cash Lease Spread on Past 3 New Deals 3 Mile Population 3 Mile Avg. HHI

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Cash Lease Spread on Past 3 New Deals 3 Mile Population 3 Mile Avg. HHI

Total Owned GLA ABR PSF % of Portfolio ABR Leased % Cash Lease Spread on Past 3 New Deals 3 Mile Population 3 Mile Avg. HHI

1. Estimate of potential outcomes of remaining anchor vacancy. 2. New ABR is actual for Signed Not Open and average in place ABR for anchor tenants in the KRG portfolio as of 4Q’21. 3. Includes only comparable leases (19 of 27). 4. Represents the percentage increase of the Company's average in-place ABR as compared to previous tenants' ABR. These numbers are based on Management's estimates and assumptions, and there can be no assurance that such estimates and assumptions will be accurate or realized. 5. Represents the estimated total potential ABR divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions and there can be no assurance that such estimates and assumptions will be accurate or realized. 6. Assumes weighted average NNN revenue from previously occupied spaces. • • Count Square feet Capital / SF Total capital ($, M) Previous tenants ABR Estimated New ABR2 Cash lease spread Return on capital New NOI incl. NNN ($, M) FFO / Share

• • # of Leases Signed Leased SF Signed Year-over-year % Change Blended Cash Spread

1. Number of stores represents stores at consolidated and unconsolidated properties. 2. Percent of weighted ABR includes ground lease rent and represents the Company’s share of the ABR at consolidated and unconsolidated properties. 1 The TJX Companies, Inc. 2 Best Buy Co., Inc. 3 Ross Stores, Inc. 4 PetSmart, Inc. 5 Michael Stores, Inc. 6 Gap, Inc. 7 Bed Bath & Beyond, Inc. 8 Dick’s Sporting Goods, Inc. 9 Publix Super Markets, Inc. 10 Albertsons Companies, Inc. 11 Lowe’s Companies, Inc. 12 The Kroger Co. 13 Petco Animal Supplies, Inc. 14 Ulta Beauty, Inc. 15 Total Wine & More Grocery / Drug Office Supply / Electronics Medical Pet Stores Hardware / Auto Banks Quick Service Restaurants Full Service Restaurants Soft Goods Discount Retailers Personal Service Fitness Sporting Goods Theatres / Entertainment Professional Service

1. Commercial GLA only. 2. Total project costs and KRG equity requirement represent costs to KRG post-merger and exclude any costs spent to date prior to the merger. 3. Excludes in-place NOI and NOI related to tenants that have signed leases but have not commenced rent as of 12/31/2021. 4. KRG does not have any equity requirements related to this development. Total project cost are at 100% and are net of $13.5M TIF. • • Eddy Street Commons – Phase III South Bend 100% Q1 2022 19 0 $7.5 $7.5 $1.2 $0.4 – $0.5 The Shoppes at Quarterfield Washington, D.C. / Baltimore 100% Q2 2022 58 0 4.8 4.8 3.9 0.0 – 0.1 One Loudoun Downtown – Pads G & H Residential Washington, D.C. / Baltimore 90% Q2 2022 0 378 13.5 13.5 8.3 4.8 – 5.0 Circle East Washington, D.C. / Baltimore 100% Q3 2022 82 370 15.1 15.1 14.7 1.1 – 1.4 One Loudoun Downtown – Pads G & H Commercial Washington, D.C. / Baltimore 100% Q2 2023 67 0 10.2 10.2 8.6 0.2 – 0.6 The Landing at Tradition – Phase II Port St. Lucie 100% Q2 2023 40 0 10.9 10.9 10.8 0.6 – 0.7 Carillon MOB Washington, D.C. / Baltimore 100% Q4 2024 126 0 59.7 59.7 57.6 3.1 – 3.6 The Corner4 Indianapolis 50% Q4 2024 24 285 63.9 0.0 0.0 1.7 – 1.9 ($ in M; GLA in ‘000s)

• • • Total Project Costs1 KRG Ownership % KRG Remaining Spend Estimated Stabilized NOI to KRG Remaining NOI to Come Online2 Projected Completion Date 1. Total project costs represent costs to KRG post-merger and exclude any costs spent to date prior to the merger. 2. Excludes in-place NOI and NOI related to tenants that have signed leases but have not commenced rent as of 12/31/2021.

Cost1 KRG Ownership % KRG Equity Requirement Est. Project Cash Yield Est. Incremental NOI @ Share Expected Stabilization Date • • 1. KRG does not have nay equity requirements related to this development. Total project cost is net of $13.5M TIF.

• • - Converted unused parking field into 267 unit multi-family development by contributing land to a development JV in which KRG retained a 12% interest. - Focused on retail component by leasing vacant Macy’s box to Ross, Old Navy and Five Below. - Received $7.1 million TIF from the City of Indianapolis, which was used to maximize KRG’s returns on the project. - Required minimal capital from KRG ($5.2M). - Repurposing an outdated retail center into 285 multifamily units and 24k SF of retail. - Contributed land to joint venture with local third party developer in exchange for a 50% passive ownership. - Received $13.5M TIF from the City of Carmel. - Will require zero cash from KRG to complete the development. - Redeveloping an outdated retail center into the corporate headquarters of Republic Airways. - Land was sold to Republic for proceeds of $6.9M, which is above market value. Received $22.5M TIF from the City of Carmel. - KRG will also earn a risk free development fee and a profit component from the development (~$7.9M for Phase I). - KRG retained 54% of the land for additional multi-use development.

Carillon Washington, D.C. 1,200,000 3,000 One Loudoun Washington, D.C. 2,930,000 Main Street Promenade Chicago 10,000 47 Downtown Crown Washington, D.C. 42,000 • • • 1. Based on external estimates and completed entitlements.

1. Pro forma adjustment to reflect as if the properties acquired during the 4th quarter of 2021 were owned for the entire period and as if the merger had occurred for the entire quarter. • – $227M of cash on hand – $795M of revolver availability – 2022 Estimated FFO (midpoint of NAREIT FFO guidance), net of dividend – NDE = 6.0x with no outstanding preferred shares1 • – ’22 debt maturities = $154M – SNO Tenant Capital Required = $84M – CapEx = $43M – Potential Re-leasing Capital (both shops and anchors) = $64M • – Current active developments = $105M – Pipeline development spend = $0 Moody’s S&P ($ in M) Fitch

1. Fixed rate debt includes the portion of variable rate debt that has been hedged by interest rate swaps. As of 12/31/2021, $720 million in variable rate debt is hedged to a fixed rate for a weighted average of 3.2 years. 2. Variable rate debt includes the portion of fixed rate debt that has been hedged by interest rate swaps. As of 12/31/2021, $155 million in fixed rate debt is hedged to a variable rate for a weighted average of 3.7 years. 3. Cash proceeds from the exchangeable debt instrument issued in March 2021 are being held to pay off 2022 debt maturities. $- $100 $200 $300 $400 $500 $600 $700 $800 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Weighted Average Maturity Weighted Average Interest Rate Debt Type Rate Type ($ in M)

• – Established KRG’s 5-year ESG targets – Completed GRESB report for the second year, receiving an improved score from 2019 – Continue to implement Green Lease language with our tenants to help KRG’s ability to monitor and track each property’s performance – Continue Kite Cares initiatives to partner with local communities to better serve the welfare of local youth and those in need – On track to complete 15 LED upgrades at our properties, bringing the total LED outfitted properties to 20% of the portfolio – Started pilot programs for water reduction at Chapel Hill in Dallas and Rampart Commons in Las Vegas – Continue to explore potential solar projects at a handful of our properties – Began the process to receive IREM certifications on nearly a third of KRG properties by year end – Continue to explore and institute additional diversity among our employees, board members and vendors • – Publish 1st Corporate Sustainability Report – Ramp up energy reduction and cost savings initiatives via LED conversions, water reduction and solar – Implementation of waste diversion programs for legacy RPAI properties – Install more EV stations and promote the amenity at various shopping centers – Achieve additional IREM certifications – a potential GRESB score differentiator for KRG – Revise green lease language to be more amenable to tenants with the goal of colleting energy and GHG data from tenants – Engage rating and score agencies on a more frequent basis to improve ESG scores and signal to investors KRG’s ESG focus – Maintain an active Kite Cares presence in various KRG markets throughout the country through charitable donations and fostering and encouraging active community members – Support tenants by identifying issues through the tenant survey, and partner with tenants to improve the properties and the communities they serve

• - Establishing and publishing 5-year targets will align internal and external expectations with KRG’s ESG program Install LED parking lot lighting at 50% of KRG owned and managed properties 47% Install smart irrigation controls at 25% of KRG owned and managed properties 3% Implement a policy to transition landscaping in all future redevelopment projects to drought-tolerant landscape where permitted by code. On Target Install electric vehicle charging stations at 20% of KRG owned & managed properties 8% Achieve IREM certification for 75% of KRG owned and managed properties 16% Employee annual turnover at or below 20% 8% - 20% since 2012 Employee community volunteer participation of 75% > 90% in 2019 Conduct employee survey every 2 years to determine employee satisfaction On Target 20% female representation on Board of Directors and appoint a female committee chair 23% Annual Respectful Workplace training to all employees On Target 75% or greater attendance by members of the Board of Directors at all Board and Committee meetings 98% in 2020

Curbside pickup at ~4,300 locations and same-day delivery from ~3,300 stores 55% of online orders fulfilled through a store in 3Q Physical stores fulfilled ~60% of all online revenue. Grew store base 15% from end of Q3’20 Total comparable sales increased by 13.1% in Q3, reflecting two-year stacked comp of 27.2%. Source: Each such company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. 1. WWD Article on 08/31/2021: “Retailers Rethink Brick-and-Mortar Potential” • Order Pickup, Drive Up, and Shipt grew 60% in 3Q, on top of 500% drive up growth last year U.S. sales comps up 34% on a two-year basis Stores enabled 90% of total sales during 3Q. Physical stores fulfilled 30% of all digital sales in 3Q, including more than 15% BOPIS Physical stores fulfilled 43% of all digital sales in 2020 90% of stores generated $1M+ in 4-wall cash flow

• • • – Other property types operating costs can range from $20 - $70 psf – Shopping center operating costs can range from $5 - $10 psf • – Lower operating costs equate to retailer savings • • • • – 30% lower gross rent charges – Sales expected increase to $1.27M from $977k in other location

Shop and purchase in the physical store Order online and select a delivery time slot Product shipped from store Drive up and have order brought to your car Order online and pick up in store

44% of ABR is deemed essential 41% of ABR service-oriented tenants offer necessary daily trips post-COVID 15% of ABR from primarily full-service restaurants creates additional traffic Essential shadow anchors Target and Bank of America drive daily trips Sufficient access points to the shopping center to ensure quick and convenient trips

• Forward-Looking Statements • This Investor Update, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward- looking statements. • Currently, one of the most significant factors that could cause actual outcomes to differ significantly from our forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, including possible resurgences, variants and mutations, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. COVID-19 has impacted us and our tenants significantly, and the extent to which it will continue to impact us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, treatment developments, public adoption rates of COVID-19 vaccines, including booster shots, and their effectiveness against variants of COVID-19, such as Delta and Omicron, the direct and indirect economic effects of the pandemic and containment measures, and potential sustained changes in consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in the Company’s quarterly reports on Form 10-Q as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. • Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • risks associated with the merger with RPAI, including the integration of the businesses of the combined company, the ability to achieve expected synergies or costs savings and potential disruptions to the Company’s plans and operations; • the ability to achieve projected potential NOI growth and estimated returns on projects; • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including the potential effects of inflation); • the risk that our actual NOI from leases that have signed but not yet opened, from the development pipeline and from leasing up vacancies cause by the pandemic will not be consistent with expected NOI from those sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; • the level and volatility of interest rates; • the financial stability of tenants; • the competitive environment in which the Company operates, including potential oversupplies of and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; • property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; • the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; • risks related to our current geographical concentration of the Company’s properties in Texas, Florida, New York, Maryland, and North Carolina; • civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; • changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; • possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; our ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s quarterly reports on Form 10-Q. • The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. • This Investor Update also includes certain forward-looking non-GAAP information. Due to high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses, including merger and acquisition costs. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination income in excess of lost rent, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full periods presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent metric for the comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. The Company’s computation of NOI and Same Property NOI may differ from the methodology used by other REITs and, therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company (a) begins recapturing space from tenants or (b) the contemplated plan significantly impacts the operations of the property. For the quarter ended December 31, 2021, the Company excluded two redevelopment properties and the recently completed Glendale Town Center redevelopment from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded the portfolio acquired in the merger with RPAI and one recently acquired property from the same property pool.

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of the taxable REIT subsidiary. For informational purposes, the Company also provides Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) merger and acquisition costs, (iv) other income and expense, (v) noncontrolling interest EBITDA, and (vi) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by the Company, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP and should not be considered an alternative to net income as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of the Company’s operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult . For informational purposes, the Company also provides Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of its operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results. FUNDS FROM OPERATIONS Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO excludes the gain on the sale of the ground lease portfolios as these sales were part of our capital strategy distinct from our ongoing operating strategy of selling individual land parcels from time to time. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance w ith the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. From time to time, the Company may report or provide guidance with respect to “FFO as adjusted” which starts with FFO, as def ined by NAREIT, and then removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including, without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, merger and acquisition costs, the impact on earnings from employee severance, the excess of redemption value over carrying value of preferred stock redemption, and the impact of 2020 bad debt or 2020 accounts receivable ("2020 Collection Impact"), which are not otherwise adjusted in the Company’s calculation of FFO.